Exhibit 10.1

JOURNEY MEDICAL CORPORATION

2015 STOCK PLAN

1.             Purpose. This Journey Medical Corporation 2015 Stock Plan (the “Plan”) is intended to provide incentives:

(a)            to employees of Journey Medical Corporation (the “Company”), or its parent (if any) or any of its present or future subsidiaries (collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);

(b)            to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock of the Company pursuant to options granted hereunder that do not qualify as ISOs (“Nonstatutory Stock Options” or “NSOs”);

(c)            to employees, directors and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock of the Company (“Stock Bonuses”); and

(d)            to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of Common Stock of the Company (“Purchase Rights”).

Both ISOs and NSOs are referred to hereafter individually as “Options”, and Options, Stock Bonuses and Purchase Rights are referred to hereafter collectively as “Stock Rights”. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Section 424 of the Code.

2.             Administration of the Plan.

(a)            The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”) or (ii) a committee consisting of directors or other persons appointed by the Board (the “Committee”). The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable laws and regulations (including, without limitation, the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule thereto (“Rule 16b-3”), and any applicable state law (collectively, the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)            Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee shall have the authority, in its discretion, to:

(i)             determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs, Stock Bonuses and Purchase Rights) to whom NSOs, Stock Bonuses and Purchase Rights may be granted;

(ii)            determine the time or times at which Options, Stock Bonuses or Purchase Rights may be granted (which may be based on performance criteria);

(iii)           determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv)           determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, and the purchase price of shares subject to each Purchase Right and to determine the form of consideration to be paid to the Company for exercise of such Option or purchase of shares with respect to a Purchase Right;

(v)            determine whether each Option granted shall be an ISO or NSO;

(vi)           determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii)          determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(viii)         approve forms of agreement for use under the Plan;

(ix)           determine the Fair Market Value (as defined in Section 6(d) below) of a Stock Right or the Common Stock underlying a Stock Right;

(x)             accelerate vesting on any Stock Right or to waive any forfeiture restrictions, or to waive any other limitation or restriction with respect to a Stock Right;

(xi)            reduce the exercise price of any Stock Right if the Fair Market Value of the Common Stock covered by such Stock Right shall have declined since the date the Stock Right was granted;

(xii)           institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price;

(xiii)          modify or amend each Stock Right (subject to Section 8(d) of the Plan) including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xiv)         construe and interpret the Plan and Stock Rights granted hereunder;

(xv)          prescribe and rescind rules and regulations relating to the Plan; and

(xvi)         make all other determinations necessary or advisable for the administration of the Plan.

The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c)            The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee.

(d)            All references in this Plan to the Committee shall mean the Board if no Committee has been appointed.

(e)            Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(f)             To the extent that Stock Rights are to be qualified as “performance-based” compensation within the meaning of Section 162(m) of the Code, the Plan shall be administered by a committee consisting of two or more “outside directors” as determined under Section 162(m) of the Code (if the Company has two or more outside directors).

3.             Eligible Employees and Others.

(a)            Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs, Stock Bonuses and Purchase Rights may be granted to any director, employee or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

(b)            Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board, or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3), as interpreted from time to time.

(c)            Annual Limitation for Employees. To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted during any calendar year Stock Rights covering more than eighty percent (80%) of the total shares of Common Stock authorized for issuance under the Plan as set forth in Section 4.

4.             Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value 0.0001 per share, or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 3,000,000 shares of Common Stock, subject to adjustment as provided herein. Any such shares may be issued as ISOs, NSOs or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan. Shares of Common Stock which are withheld to pay the exercise price of an Option and/or any related withholding obligations shall not be available for issuance under the Plan.

5.             Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 16, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts.

6.             Minimum Price; ISO Limitations.

(a)            The price per share specified in the agreement relating to each NSO, Stock Bonus or Purchase Right granted under the Plan shall be established by the Committee, taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights.

(b)            The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of the grant.

(c)            To the extent that the aggregate Fair Market Value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000 (or such higher value as permitted under Code Section 422 at the time of determination) such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.

(d)            As used herein, “Fair Market Value” means:

(i)             if the Common Stock is then traded on a national securities exchange, the closing sale price for such stock (or the closing bid, if no sales were reported as quoted on such exchange or market) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported);

(ii)            if the Common Stock is regularly quoted on an automated quotation system but not reported on national securities exchange, the closing sale price or average of bid prices last quoted on that date by an established quotation service (or, if no such prices were reported on that date, on the last date such prices were reported); or

(iii)           if the Common Stock is not traded on an established securities market (as defined in Treasury Regulation Section 1.897-1(m)), the fair market value as determined in good faith by the Committee by reasonable application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company, determined in a manner consistent with Section 409A of the Code and the regulations thereunder.

7.             Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than:

(a)            10 years from the date of grant in the case of NSOs;

(b)            10 years from the date of grant in the case of ISOs generally; and

(c)            5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the Willi set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 18.

8.             Exercise of Options. Subject to the provisions of Section 9 through Section 12 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a)            the Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify;

(b)            once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee;

(c)            each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and

(d)            the Committee shall have the right to accelerate the date of exercise of any installment, of any Option, provided that the Committee shall not accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into an NSO pursuant to Section 18) without the prior consent of such employee if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c).

9.             Effect of Termination of Service. If a grantee ceases to be employed or engaged by the Company and all Related Corporations other than (x) by reason of death or disability as defined in Section 10, or (y) by reason of a termination “For Cause” as defined in this Section 9, then unless otherwise specified in the instrument granting such Stock Right, the grantee shall have the continued right to exercise any Stock Right held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination until the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises any ISO after the date that is three months following the date of termination of employment, such ISO will automatically be converted into an NSO subject to the terms of the Plan. In the event of a termination For Cause (as defined below), the right of a grantee to exercise a Stock Right shall terminate as of the date of termination.

(a)            For purposes of this Plan, a change in status from employee to a consultant, or from a consultant to employee, will not constitute a termination of employment, provided that a change in status from an employee to consultant may cause an ISO to become an NSO under the Code.

(b)            Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract. A bona fide leave of absence with the written approval of the Company shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the grantee after the approved period of absence; provided that the foregoing approval requirement shall not apply to a leave of absence guaranteed by statute or contract. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.

(c)            For purposes of this Plan, and unless otherwise defined in the instrument granting a Stock Right, “For Cause” means:

(i)             if a grantee has an employment agreement, consulting agreement, service agreement or other similar agreement with the Company or any Related Corporation that defines “Cause” or a like term, the meaning set forth in such agreement at the time of the grantee’s termination of service; or

(ii)            in the absence of such an agreement or definition, the termination of a grantee’s status as an employee, a director or consultant (as applicable) for any of the following reasons, as determined by the Committee: (A) the grantee’s breach of any fiduciary duty to the Company or any Related Corporation; (B) the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which breach, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days; (C) the grantee’s gross negligence, willful misconduct, fraud or acts of dishonesty relating to the Company or any Related Corporation; (D) the grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Corporation, as determined under such agreement; (E) the grantee’s commission of a crime involving fraud, embezzlement, theft, or other act constituting a felony; or (F) a grantee who is an employee or a consultant and who willfully engages in gross misconduct or willfully violates a Company or a Related Corporation policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Corporation, provided that no act or failure to act on the grantee’s part shall be considered “willful” unless done, or omitted to be done, by the grantee not in good faith and without reasonable belief that the grantee’s action or omission was in the best interest of the Company or the Related Corporation.

(d)            NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME OR TO AFFECT THE AT-WILL NATURE OF ANY EMPLOYEE’S EMPLOYMENT.

10.           Death; Disability.

(a)            If a grantee ceases to be employed or engaged by the Company and all Related Corporations by reason of death, or if a grantee dies within three months of the date his or her employment or other affiliation with the Company has been terminated, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date, provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death; and provided further in the event the Successor Grantee exercises an ISO after the date that is one year following the date of termination by reason of death, such ISO will automatically be converted into a NSO subject to the terms of the Plan.

(b)            If a grantee ceases to be employed or engaged by the Company and all Related Corporations by reason of disability, he or she shall continue to have the right to exercise any Stock Right held by him or her on the date of termination until unless otherwise specified in the instrument granting such Stock Right, the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(c)            The provisions of subsections (a) and (b) of this Section 10 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Committee, in an instrument granting a Stock Right that is not an ISO.

11.           Transferability and Assignability of Stock Rights.

(a)            Except for ISOs, which are governed by Section 11(b) below, no Stock Right may be transferable by the grantee except (i) upon the approval of the Committee, to the grantee’s family members, or (ii) by will or by the laws of descent and distribution. For purposes of the Plan, a grantee’s “family members” shall be deemed to consist of his or her spouse, parents, children, grandparents, grandchildren and any trusts created for the benefit of such individuals. A family member to whom any such Stock Right has been transferred pursuant to this Section 11(a) shall be hereinafter referred to as a “Permitted Transferee.” A Stock Right shall be transferred to a Permitted Transferee in accordance with the foregoing provisions, and subject to all the provisions of the Stock Right Agreement and this Plan, by the execution by the grantee and. the transferee of an assignment in writing in such form approved by the Committee. The Company shall not be required to recognize the rights of a Permitted Transferee until such time as it receives a copy of the assignment from the grantee.

(b)            Unless expressly approved by the Committee, no ISO granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO may be exercised during the lifetime of the optionee only by the optionee.

12.           Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options or otherwise. If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO, provided however that in granting any NSO, the Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination- and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.           Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

(a)            If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of outstanding Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price (if any) per share to reflect such subdivision, combination or stock dividend.

(b)            If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), unless otherwise provided by the Committee, in its sole discretion, the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. For Stock Rights that are so assumed or substituted, in the event of a termination of grantee’s employment or consulting relationship (x) by the Company or its successor other than For Cause, or (y) by grantee for Good Reason (as defined below) within sixty (60) days prior to and one hundred eighty (180) days after an Acquisition, all Stock Rights held by such grantee shall become vested and immediately and fully exercisable and all forfeiture restrictions shall be waived. If the Committee or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Committee in its sole discretion, Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived and all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate notwithstanding anything to the contrary in Section 9 hereof. In the event such Stock Rights are so fully vested and become immediately exercisable, the Committee may elect in its discretion in lieu of requiring the exercise of any Stock Rights prior to termination, to cancel outstanding Stock Rights in exchange for cash payments for each outstanding Stock Right equal to the product of (x) the positive difference, if any, of (i) the price per share of Common Stock being paid in connection with the Acquisition less (ii) the applicable purchase or exercise price per share of Common Stock for such Stock Right and (y) the number of shares of Common Stock subject to such Stock Right. Any such cash payments shall be paid to the holders of Stock Rights within thirty (30) days after the closing of the Acquisition (subject to any escrow or other holdback periods and related reductions in amounts otherwise so payable applicable to all holders of Common Stock) and shall be subject to any applicable tax withholding requirements.

(c)            For purposes of this Section 13, a termination for “Good Reason” shall mean the resignation of an employee within thirty (30) days after the Company materially reduces the base annual salary of the employee, without the employee’s consent.

(d)            In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.

(e)            In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

(f)             Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to a Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.

(g)            No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the Fair Market Value of such fractional shares, as determined in the sole discretion of the Committee.

(h)            Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.

14.           Means of Exercising Stock Rights.

(a)            Except as otherwise provided in this Plan or the instrument evidencing the Stock Right, a Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through the delivery of already-owned shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Stock Right and, in the case of such already-owned shares of Common Stock, having been owned by the participant for more than six months from the date of surrender, or (c) at the discretion of the Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Right having a Fair Market Value on the date of exercise equal to the aggregate price of the Stock Right, (e) at the discretion of the Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Right and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Right exercise price, provided that payment of such proceeds is then made to the Company upon settlement of the sale, or (f) at the discretion of the Committee, by any combination of (a), (b), (c), (d) and (e) or such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws and the Plan. If the Committee exercises its discretion to permit payment of the exercise price of a Stock Right by means of the methods set forth in clauses (b), (c) (d), (e) or (f) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Stock Right in question and such exercise shall also be governed by any terms set forth in the written agreement evidencing the grant of the Stock Right. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by the Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

(b)            The Company shall not be required to issue or deliver any shares of Common Stock upon the exercise of any Stock Right granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions to the satisfaction of the Committee:

(i)             the admission of such shares to listing on all stock exchanges on which the common Stock is listed, if any;

(ii)            the completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body, or the determination by the Company, with the advice of legal counsel, that exemptions are available from such registration and qualification;

(iii)           the representation, in form acceptable to the Committee, at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws;

(iv)           the obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

(v)            the lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

(c)            Stock certificates issued and delivered to grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws.

(d)            As an alternative to issuance of stock certificates, subject to any applicable rules or regulations, the Company may deliver to the grantee evidence of book entry shares credited to the account of the grantee.

(e)            The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to Stock Rights shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its commercially reasonable efforts to obtain all such approvals.

15.           Surrender of Stock Rights for Cash or Stock. The Committee may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by an optionee or grantee of a Stock Right granted to him under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the shares of Common Stock under the instrument granting the Option and the Fair Market Value of the shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at Fair Market Value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Committee shall determine. The surrender shall be permitted only if the Committee determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under Section 8 on the date of surrender. In no event shall an optionee or grantee surrender his Stock Right under this Section if the Fair Market Value of the shares on the date of such surrender is less than the purchase price payable for the shares of Common Stock subject to the Stock Right. Any ISO surrendered pursuant to the provisions of this Section 15 shall be deemed to have been converted into a NSO immediately prior to such surrender.

16.           Effective Date and Term of Plan. The Plan shall become effective at such time as it has been adopted by the Board (the “Effective Date”). The Plan shall continue in effect for a term of ten (10) years from the Effective Date unless sooner terminated. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under the Applicable Laws. Any Stock Right awarded or exercised before stockholder approval is obtained shall be rescinded if stockholder approval is not obtained within the time prescribed, and shares issued on the exercise of any such Stock Right shall not be counted in determining whether stockholder approval is obtained.

17.           Amendment, Suspension, or Termination of Plan.

(a)            The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)             increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)            modify the provisions of Section 3 regarding eligibility for grants of ISOs;

(iii)           modify the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs (except by adjustment pursuant to Section 13); or

(iv)           extend the expiration date of the Plan.

(b)            Except as provided in Section 13(b) and this Section 17, in no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.

18.           Conversion of ISOs into NSOs; Termination of ISOs. The Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert an optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, accelerating the exercisability, extending the exercise period or reducing the exercise price of the appropriate installments of optionee’s Options. At the time of such conversion, the Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination.

19.           Withholding of Additional Income Taxes.

(a)            Upon the exercise of an NSO, or the grant of a Stock Bonus or Purchase Right for less than the Fair Market Value of the Common Stock, the making of a Disqualifying Disposition (as defined in Section 20), the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder or the surrender of an Option pursuant to Section 15, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the optionee, Stock Bonus recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to (i) the exercise of an Option, (ii) the grant of a Stock Bonus, (iii) the grant of a Purchase Right of Common Stock for less than its Fair Market Value, (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, or (v) the acceptance of a surrender of an Option, the Committee in its discretion may condition such event on the payment by the optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes.

(b)            At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total estimated federal and state income tax liability arising out of the exercise or receipt of such Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder (each of the foregoing, a “Tax Event”) by tendering already-owned shares of Common Stock or (except in the case of a Disqualifying Disposition) by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated federal and state income tax liability arising out of such event, provided that no more shares may be withheld than are necessary to satisfy the holder’s actual minimum withholding obligation with respect to the exercise of Stock Rights. In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of a Tax Event by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the amount of federal or state income tax to be withheld is to be determined. For purposes of this Section 19(b), shares of Common Stock shall be valued at their Fair Market Value on the date that the amount of the tax withholdings is to be determined.

20.           Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.           Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

22.           Lock-up Agreement. Each recipient of securities hereunder agrees that such recipient will not, without the prior written consent of the managing underwriter, if any, during the period commencing on the date of the final prospectus relating to the Company’s first firm commitment underwritten public offering of its Common Stock under the Securities Act of 1933, as amended (such offering “Initial Offering”) and ending on the date specified by the Company and such managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by the recipient or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 22 shall apply only to the Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the recipients if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning greater than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock of the Company). The underwriters in connection with the Initial Offering are intended third-party beneficiaries of this Section 22 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each recipient of securities hereunder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Initial Offering that are consistent with this Section 22 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply to all recipients of securities hereunder subject to such agreements pro rata based on the number of shares subject to such agreements.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each recipient of securities hereunder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, if (i) during the last seventeen (17) days of the one hundred eighty (180)-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the one hundred eighty (180)-day restricted period, the Company announces that it will release earnings results during the sixteen (16)-day period beginning on the last day of the one hundred eighty (180)-day period, the restrictions imposed by this Section 22 shall continue to apply until the expiration of the eighteen (18)-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.